Exhibit 99.1
F.N.B. CORPORATION REPORTS THIRD QUARTER 2009 RESULTS
Hermitage, PA — October 22, 2009 — F.N.B. Corporation (NYSE: FNB) today reported financial results for the third quarter ended September 30, 2009. Net income available to common shareholders was $4.8 million, or $0.04 per diluted common share, compared to net income available to common shareholders of $9.1 million, or $0.10 per diluted common share, in the second quarter of 2009.
Results for the third quarter of 2009 included $5.5 million in costs (after-tax basis) associated with F.N.B.’s redemption of the preferred stock it sold to the U.S. Treasury (UST) pursuant to the Capital Purchase Program (CPP). Results for the third quarter also included $3.3 million ($2.1 million on an after-tax basis) in non-cash other-than-temporary impairment charges primarily related to pooled trust preferred securities. These expenses reduced net income available to common shareholders for the third quarter of 2009 by $7.6 million or $0.07 per diluted common share.
“FNB continues to execute its organic growth strategy to take advantage of the opportunities created by the competitive disruption in our Pennsylvania markets,” said Stephen J. Gurgovits, President and Chief Executive Officer of F.N.B. Corporation. “I am pleased to report that we are executing well. As a result of our ongoing customer calling program, increased marketing activities and successful advertising campaign, our growth demonstrates that we are capturing market share.”
F.N.B. Corporation’s performance ratios this quarter were as follows: return on average tangible common equity (non-GAAP measure) was 4.85%; return on average equity was 3.62%; return on average tangible assets (non-GAAP measure) was 0.56% and return on average assets was 0.47%. A reconciliation of GAAP measures to non-GAAP measures is included with the tables that accompany this press release.
Net Interest Income
Net interest income on a fully taxable equivalent basis for the third quarter of 2009 totaled $69.2 million, an increase of $2.4 million, or 14.0% annualized, over the second quarter of 2009. The improvement reflects a combination of a 5 basis point increase in the net interest margin, a 5.7% annualized increase in average earning assets and one additional day compared to the second quarter. The net interest margin equaled 3.78% for the third quarter of 2009, compared to 3.73% in the second quarter of 2009, which included a 3 basis point net benefit related to certain non-accrual loans.
Average loans in the third quarter of 2009 were essentially unchanged at $5.8 billion, compared to the prior quarter, reflecting growth in the Pennsylvania loan portfolio that was largely offset by reductions in average balances for the Florida loan portfolio. Based on period-end balances, total loans grew $70.3 million or 4.8% annualized since June 30, 2009, led by commercial loan growth of $44.7 million or 5.6% annualized. Changes in the

F.N.B. Corporation Reports Third Quarter 2009 Results — Page 2 of 6
consumer loan portfolio since June 30, 2009 reflected growth of $22.2 million or 23.6% annualized in consumer lines of credit that was partially offset by a decrease of $11.9 million or 4.7% annualized in direct installment loans given customer preferences in a low interest rate environment.
Mr. Gurgovits noted, “I am particularly impressed with our team’s focused efforts in a challenging banking environment. Demonstrating our success in attracting commercial customers from our competitors, our middle market commercial lending team has generated over $250 million in new commitments this year.”
“We also continue to demonstrate great success building our valuable core funding base, with strong growth in core transaction deposits and treasury management balances. Our aggressive marketing campaign in Pennsylvania is working very well as we continue to win new commercial and consumer banking relationships every day.”
Average core transaction deposits increased $68.8 million or 6.8% annualized and average treasury management balances grew $31.0 million or 28.3% annualized in the third quarter of 2009, compared to the second quarter of 2009. Contributing to the more favorable mix of deposits, higher cost average time deposits decreased $67.4 million or 11.7% annualized in the third quarter of 2009 compared to the prior quarter as FNB continues to focus its strategy on building core transaction accounts.
Non-Interest Income
Non-interest income totaled $24.0 million in the third quarter of 2009, compared to $28.5 million in the second quarter of 2009. The lower non-interest income is primarily due to a $2.6 million increase in non-cash other-than-temporary impairment charges primarily related to pooled trust preferred securities.
The impairment losses recognized for the third quarter of 2009 totaled $3.3 million, compared to $0.7 million for the second quarter of 2009. The current quarter impairment charges were primarily related to three pooled trust preferred securities that experienced worse than previously projected collateral performance. The pooled trust preferred securities portfolio is comprised of 13 securities with an original cost of $41.3 million. To date, credit-related impairment charges of $12.5 million have been recorded on this portfolio, which have reduced the carrying value to $28.8 million as of September 30, 2009.
In looking at the other major components of non-interest income, wealth management revenue decreased $0.7 million or 14.2% in the third quarter of 2009, reflecting market conditions and the impact of the low level of interest rates on annuity sales. Additionally, compared to the second quarter of 2009, lower gains on sales of residential mortgage loans (down $0.5 million or 41.6%) and lower swap fee income (down $0.8 million or 77.7%; reported in other income) were partially offset by seasonally higher service charges (up $0.2

F.N.B. Corporation Reports Third Quarter 2009 Results — Page 3 of 6
million or 4.4% annualized) and seasonally higher insurance commissions due to school district revenue received in the third quarter (up $0.1 million or 12.7% annualized).
Non-Interest Expense
Non-interest expense totaled $62.3 million in the third quarter of 2009, compared to $66.3 million in the second quarter of 2009, which is flat after considering the $4.0 million FDIC special assessment in the second quarter. The efficiency ratio was 65.0% in the third quarter of 2009, compared to 67.7% in the second quarter of 2009, reflecting the absence of last quarter’s FDIC special assessment.
Credit Quality
“We continue to be pleased with the performance of our Pennsylvania and Regency loan portfolios at this point in the economic cycle,” remarked Mr. Gurgovits. “The duration of the slow economic environment continues to be challenging for businesses and consumers throughout the country.”
Non-performing loans and OREO as a percentage of total loans and OREO at September 30, 2009 increased 18 basis points to 2.62%, compared to 2.44% at June 30, 2009. Annualized net charge-offs equaled 0.68% of average loans for the third quarter of 2009, decreasing from 1.22% of average loans for the second quarter of 2009. At September 30, 2009, the ratio of the allowance for loan losses to total loans equaled 1.81%, compared to 1.72% at June 30, 2009, reflecting increased reserves for both the Florida and Pennsylvania loan portfolios. As a percentage of non-performing loans, the allowance for loan losses equaled 79.1% at September 30, 2009, compared to 81.0% at June 30, 2009. As a result of the above activity, the provision for loan losses totaled $16.5 million for the third quarter of 2009, which was $2.5 million higher than the second quarter of 2009.
The Pennsylvania loan portfolio totaled $5.4 billion at September 30, 2009 (92.6% of the total loan portfolio) and delivered credit quality metrics reflecting a slow economic environment characterized by an increasing level of non-performing loans. Pennsylvania non-performing loans and OREO totaled $69.5 million or 1.28% of total loans and OREO at September 30, 2009, compared to $60.2 million or 1.13% at June 30, 2009. Net loan charge-offs totaled $4.5 million or 0.33% annualized of average loans for the third quarter of 2009, slightly better than $4.9 million or 0.36% annualized of average loans for the second quarter of 2009.
The Florida loan portfolio totaled $271.6 million at September 30, 2009 (4.7% of the total loan portfolio) and delivered credit quality metrics reflecting a challenging economic environment and continued weakness in the Florida real estate market. Florida non-performing loans and OREO totaled $76.1 million or 27.2% of total loans and OREO at September 30, 2009, compared to $73.6 million or 26.1% at June 30, 2009. Net loan charge-offs totaled $4.1 million or 5.90% annualized of average loans for the third quarter of 2009, compared to $11.2 million or 15.60% annualized of average loans for the second quarter of 2009.

F.N.B. Corporation Reports Third Quarter 2009 Results — Page 4 of 6
The Regency loan portfolio totaled $158.6 million at September 30, 2009 (2.7% of the total loan portfolio) and continued to deliver credit quality metrics reflecting a slow economic environment. Regency non-performing loans and OREO totaled $8.0 million or 5.02% of total loans and OREO at September 30, 2009, compared to $7.1 million or 4.51% at June 30, 2009. Annualized net loan charge-offs as a percentage of average loans improved 35 basis points to 3.64% for the third quarter of 2009.
Capital Position
The Corporation’s capital ratios continue to exceed federal bank regulatory agency “well capitalized” thresholds. As of September 30, 2009, the Corporation’s estimated total risk-based capital ratio was 13.1%, the estimated tier 1 risk-based capital ratio was 11.7% and the leverage capital ratio was 8.7%, which compares favorably to the same ratios as of December 31, 2008 of 11.1%, 9.7% and 7.3%, respectively.
In September 2009, F.N.B. fully redeemed all of the preferred stock it sold to the UST pursuant to the CPP. F.N.B. repaid the original $100.0 million investment without any conditions from regulators. The repayment of the CPP funds reduced the capital ratios compared to June 30, 2009, partially offsetting the benefit from the issuance of 24.15 million shares of common stock last quarter that raised $125.8 million in new common equity. At September 30, 2009, the tangible common equity to tangible assets ratio (non-GAAP measure) equaled 6.02%, up slightly from 5.95% at June 30, 2009, and the tangible book value per share (non-GAAP measure) equaled $4.24, compared to $4.25 at June 30, 2009.
Year-to-Date Results
For the nine months ended September 30, 2009, F.N.B. Corporation’s net income available to common shareholders totaled $28.2 million, or $0.29 per diluted common share, compared to $54.5 million, or $0.70 per diluted common share, for the nine months ended September 30, 2008. For the 2009 year-to-date period, F.N.B.’s return on average tangible common equity (non-GAAP measure) totaled 10.37%, its return on average equity was 4.58%, its return on average tangible assets (non-GAAP measure) was 0.67% and its return on average assets was 0.57%.
Net interest income on a fully taxable equivalent basis totaled $201.6 million for the first nine months of 2009, an increase of $13.8 million or 7.3% over the same nine-month period of 2008, despite a 16 basis point decline in the net interest margin to 3.72%, compared to 3.88% in the same nine-month period of 2008. The narrower margin reflects the lower interest rate environment compared to last year. On a year-to-date basis, average earning assets increased 11.4% and average deposits and treasury management balances increased 16.2% with treasury management accounts increasing 27.7% and low-cost core transaction deposits growing 19.0%, compared to the same nine-month period of 2008. These increases reflect the benefit from acquisitions completed in 2008.

F.N.B. Corporation Reports Third Quarter 2009 Results — Page 5 of 6
Non-interest income totaled $80.6 million for the first nine months of 2009, compared to $77.9 million for the same nine-month period of 2008, as service charges, insurance commissions, gain on sale of residential mortgage loans and other income increased 7.3%, 6.7%, 60.6% and 30.2%, respectively. Partially offsetting these increases were higher non-cash other-than-temporary impairment charges on securities and declines in securities commissions and fees, trust income and gains on sales of securities during the first nine months of 2009 of 6.8%, 2.5% and 39.9%, respectively, compared to the same period in 2008.
Non-interest expense totaled $189.6 million for the first nine months of 2009, an increase of 15.4% compared to the same nine-month period of 2008. Higher non-interest income and expense reflect the acquisitions of Omega and Iron and Glass in 2008, combined with higher FDIC insurance premiums and pension costs. F.N.B. Corporation’s efficiency ratio was 65.3% for the first nine months of 2009, compared to 60.2% for the same nine-month period of 2008.
Conference Call
F.N.B. Corporation will host its quarterly conference call to discuss its financial results for the third quarter of 2009 on Friday, October 23, 2009, at 11:00 AM Eastern Time. The call can be accessed by dialing (888) 778-9067 or (913) 312-0662 for international callers; the confirmation number is 2533549.
A replay of the call will be available from 2:00 PM Eastern Time on the day of the call until midnight Eastern Time on Thursday, October 29, 2009. The replay can be accessed by dialing (888) 203-1112 or (719) 457-0820 for international callers; the confirmation number is 2533549. A transcript of the call will be posted to the “Shareholder and Investor Relations” section of F.N.B. Corporation’s Web site at www.fnbcorporation.com.
About F.N.B. Corporation
F.N.B. Corporation, headquartered in Hermitage, PA, is a diversified financial services company with total assets of $8.6 billion as of September 30, 2009. F.N.B. Corporation is a leading provider of commercial and retail banking, leasing, wealth management, insurance, merchant banking and consumer finance services in Pennsylvania and Ohio, where it owns and operates First National Bank of Pennsylvania, First National Trust Company, First National Investment Services Company, LLC, F.N.B. Investment Advisors, Inc., First National Insurance Agency, LLC, F.N.B. Capital Corporation, LLC, Regency Finance Company and Bank Capital Services. It also operates consumer finance offices in Tennessee and loan production offices in Pennsylvania, Tennessee and Florida.

F.N.B. Corporation Reports Third Quarter 2009 Results — Page 6 of 6
Forward-looking Statements
This press release of F.N.B. Corporation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements” relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) legislative or regulatory changes that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets or (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission. F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this press release.
# # #
Analyst/Institutional Investor Contact:
Frank Milano 203-682-8343
frank.milano@icrinc.com
Media Contact:
Jennifer Reel 724-983-4856
724-699-6389 (cell)
DATA SHEETS TO FOLLOW

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)

				3rd Qtr 2009 -	3rd Qtr 2009 -
	2009		2008	2nd Qtr 2009	3rd Qtr 2008
	Third	Second	Third	Percent	Percent
	Quarter	Quarter	Quarter	Variance	Variance
Statement of earnings
Interest income	$96,533	$97,034	$108,801	-0.5	-11.3
Interest expense	28,989	31,702	39,896	-8.6	-27.3

Net interest income	67,544	65,332	68,905	3.4	-2.0
Taxable equivalent adjustment	1,644	1,490	1,569	10.3	4.8

Net interest income (FTE) (1)	69,188	66,822	70,474	3.5	-1.8
Provision for loan losses	16,455	13,909	6,514	18.3	152.6

Net interest income after provision (FTE)	52,733	52,913	63,960	-0.3	-17.6

Impairment losses on securities	(14,234)	(1,429)	(25)	n/m	n/m
Non-credit related losses on securities not expected to be sold (recognized in other comprehensive income)	10,943	689	0	n/m	n/m

Net impairment losses on securities	(3,291)	(740)	(25)	n/m	n/m

Service charges	14,760	14,596	15,002	1.1	-1.6
Insurance commissions and fees	3,960	3,837	3,959	3.2	0.0
Securities commissions and fees	1,451	2,008	2,010	-27.7	-27.8
Trust income	2,856	3,013	3,215	-5.2	-11.2
Gain on sale of securities	154	66	34	135.2	349.5
Gain on sale of loans	666	1,139	477	-41.6	39.6
Other	3,406	4,531	3,561	-24.8	-4.4

Total non-interest income	23,962	28,450	28,233	-15.8	-15.1

Salaries and employee benefits	31,377	31,617	29,707	-0.8	5.6
Occupancy and equipment	9,258	9,457	8,772	-2.1	5.6
Amortization of intangibles	1,732	1,813	2,162	-4.5	-19.9
Other	19,954	23,378	17,270	-14.6	15.5

Total non-interest expense	62,321	66,265	57,911	-6.0	7.6

Income (loss) before income taxes	14,374	15,098	34,282	-4.8	-58.1
Taxable equivalent adjustment	1,644	1,490	1,569	10.3	4.8
Income taxes (benefit)	2,424	3,010	9,208	-19.5	-73.7

Net income	10,306	10,598	23,505	-2.8	-56.2
Preferred stock dividends and discount amortization	5,497	1,469	0	n/m	n/m

Net income available to common shareholders	$4,809	$9,129	$23,505	-47.3	-79.5

Earnings (loss) per common share
Basic	$0.04	$0.10	$0.27	-60.0	-85.2
Diluted	$0.04	$0.10	$0.27	-60.0	-85.2

Performance ratios
Return on average equity	3.62%	4.05%	9.99%
Return on average tangible equity (2) (6)	8.13%	9.91%	25.69%
Return on average tangible common equity (2) (6)	4.85%	10.84%	25.69%
Return on average assets	0.47%	0.49%	1.13%
Return on average tangible assets (3) (6)	0.56%	0.59%	1.28%
Net interest margin (FTE) (1)	3.78%	3.73%	3.97%
Yield on earning assets (FTE) (1)	5.36%	5.50%	6.20%
Cost of funds	1.76%	1.95%	2.50%
Efficiency ratio (FTE) (1) (4)	65.04%	67.65%	56.48%

Common stock data
Average basic shares outstanding	113,571,703	93,387,226	87,291,008	21.6	30.1
Average diluted shares outstanding	113,869,785	93,596,520	87,575,153	21.7	30.0
Ending shares outstanding	113,990,095	113,965,669	89,634,163	0.0	27.2
Common book value per share	$9.23	$9.26	$10.83	-0.3	-14.8
Tangible common book value per share (6)	$4.24	$4.25	$4.39	-0.2	-3.5
Tangible common book value per share excluding AOCI (5) (6)	$4.50	$4.55	$4.63	-1.2	-2.8
Dividend payout ratio (common)	285.20%	118.53%	91.24%

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)

	For the Nine Months
	Ended September 30,		Percent
	2009	2008	Variance
Statement of earnings
Interest income	$291,669	$302,623	-3.6
Interest expense	94,711	119,196	-20.5

Net interest income	196,958	183,427	7.4
Taxable equivalent adjustment	4,689	4,440	5.6

Net interest income (FTE) (1)	201,647	187,867	7.3
Provision for loan losses	40,878	21,073	94.0

Net interest income after provision (FTE)	160,769	166,794	-3.6

Impairment losses on securities	(15,866)	(491)	n/m
Non-credit related losses on securities not expected to be sold (recognized in other comprehensive income)	11,632	0	n/m

Net impairment losses on securities	(4,234)	(491)	n/m

Service charges	42,955	40,048	7.3
Insurance commissions and fees	12,878	12,064	6.7
Securities commissions and fees	5,247	5,628	-6.8
Trust income	8,786	9,014	-2.5
Gain on sale of securities	498	829	-39.9
Gain on sale of loans	2,341	1,458	60.6
Other	12,120	9,307	30.2

Total non-interest income	80,591	77,857	3.5

Salaries and employee benefits	95,096	87,283	9.0
Occupancy and equipment	28,806	24,831	16.0
Amortization of intangibles	5,360	4,454	20.4
Other	60,296	47,720	26.4

Total non-interest expense	189,558	164,288	15.4

Income (loss) before income taxes	51,802	80,363	-35.5
Taxable equivalent adjustment	4,689	4,440	5.6
Income taxes (benefit)	10,558	21,422	-50.7

Net income	36,555	54,501	-32.9
Preferred stock dividends and discount amortization	8,309	0	n/m

Net income available to common shareholders	$28,246	$54,501	-48.2

Earnings (loss) per common share
Basic	$0.29	$0.70	-58.6
Diluted	$0.29	$0.70	-58.6

Performance ratios
Return on average equity	4.58%	9.04%
Return on average tangible equity (2) (6)	10.83%	20.91%
Return on average tangible common equity (2) (6)	10.37%	20.91%
Return on average assets	0.57%	0.98%
Return on average tangible assets (3) (6)	0.67%	1.09%
Net interest margin (FTE) (1)	3.72%	3.88%
Yield on earning assets (FTE) (1)	5.48%	6.34%
Cost of funds	1.95%	2.75%
Efficiency ratio (FTE) (1) (4)	65.26%	60.15%

Common stock data
Average basic shares outstanding	98,869,326	77,749,543	27.2
Average diluted shares outstanding	99,104,112	78,112,071	26.9
Ending shares outstanding	113,990,095	89,634,163	27.2
Common book value per share	$9.23	$10.83	-14.8
Tangible common book value per share (6)	$4.24	$4.39	-3.5
Tangible common book value per share excluding AOCI (5) (6)	$4.50	$4.63	-2.8
Dividend payout ratio (common)	125.02%	104.07%

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)

				3rd Qtr 2009 -	3rd Qtr 2009 -
	2009		2008	2nd Qtr 2009	3rd Qtr 2008
	Third	Second	Third	Percent	Percent
	Quarter	Quarter	Quarter	Variance	Variance
Average balances
Total assets	$8,701,853	$8,604,059	$8,265,506	1.1	5.3
Earning assets	7,281,709	7,178,615	7,089,681	1.4	2.7
Securities	1,466,176	1,321,842	1,304,035	10.9	12.4
Short-term investments	1,520	47,906	18,687	-96.8	-91.9
Loans, net of unearned income	5,814,013	5,808,867	5,766,959	0.1	0.8
Allowance for loan losses	103,249	106,881	73,656	-3.4	40.2
Goodwill and intangibles	570,705	572,701	550,673	-0.3	3.6

Deposits and treasury management accounts (7)	6,740,656	6,708,316	6,381,969	0.5	5.6
Short-term borrowings	118,274	101,249	145,960	16.8	-19.0
Long-term debt	412,411	445,450	501,500	-7.4	-17.8
Trust preferred securities	204,962	205,131	205,637	-0.1	-0.3
Shareholders’ equity — common	1,056,171	954,075	936,452	10.7	12.8
Shareholders’ equity — preferred	72,727	95,389	0	-23.8	0.0

Asset quality data
Non-accrual loans	$125,630	$117,013	$73,903	7.4	70.0
Restructured loans	8,282	5,743	3,189	44.2	159.7

Non-performing loans	133,912	122,756	77,092	9.1	73.7
Other real estate owned	19,741	18,145	14,338	8.8	37.7

Total non-performing loans and OREO	153,653	140,901	91,430	9.1	68.1
Non-performing investments (8)	5,758	7,768	0	-25.9	0.0

Non-performing assets	$159,411	$148,669	$91,430	7.2	74.4

Net loan charge-offs	$9,978	$17,621	$4,323	-43.4	130.8
Allowance for loan losses	105,892	99,415	74,755	6.5	41.7

Non-performing loans / total loans	2.29%	2.13%	1.31%
Non-performing loans + OREO / total loans + OREO	2.62%	2.44%	1.55%
Allowance for loan losses / total loans	1.81%	1.72%	1.27%
Allowance for loan losses / non-performing loans	79.08%	80.99%	96.97%
Net loan charge-offs (annualized) / average loans	0.68%	1.22%	0.30%

Balances at period end
Total assets	$8,595,872	$8,710,320	$8,457,351	-1.3	1.6
Earning assets	7,357,135	7,198,817	7,222,178	2.2	1.9
Securities	1,497,378	1,402,725	1,335,780	6.7	12.1
Short-term investments	3,293	2,276	3,641	44.7	-9.5
Loans, net of unearned income	5,837,402	5,767,109	5,876,041	1.2	-0.7
Goodwill and intangibles	569,579	571,666	577,318	-0.4	-1.3

Deposits and treasury management accounts (7)	6,737,098	6,725,629	6,525,953	0.2	3.2
Short-term borrowings	128,092	103,637	179,286	23.6	-28.6
Long-term debt	379,257	436,595	496,649	-13.1	-23.6
Trust preferred securities	204,880	205,049	205,555	-0.1	-0.3
Shareholders’ equity — common	1,052,589	1,055,685	971,074	-0.3	8.4
Shareholders’ equity — preferred	0	95,462	0	-100.0	0.0

Capital ratios
Equity/assets (period end)	12.25%	13.22%	11.48%
Leverage ratio	8.73%	10.11%	7.97%
Tangible equity/tangible assets (period end) (6)	6.02%	7.12%	5.00%
Tangible common equity/tangible assets (period end) (6)	6.02%	5.95%	5.00%
Tangible common equity, excluding AOCI/ tangible assets (period end) (5) (6)	6.39%	6.37%	5.26%

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)

	For the Nine Months
	Ended September 30,		Percent
	2009	2008	Variance
Average balances
Total assets	$8,580,797	$7,455,911	15.1
Earning assets	7,206,157	6,465,910	11.4
Securities	1,369,059	1,183,867	15.6
Short-term investments	21,199	23,653	-10.4
Loans, net of unearned income	5,815,899	5,258,391	10.6
Allowance for loan losses	105,681	65,129	62.3
Goodwill and intangibles	572,444	438,832	30.4

Deposits and treasury management accounts (7)	6,660,689	5,731,754	16.2
Short-term borrowings	108,919	148,215	-26.5
Long-term debt	444,087	499,671	-11.1
Trust preferred securities	205,130	187,558	9.4
Shareholders’ equity — common	981,647	805,540	21.9
Shareholders’ equity — preferred	85,035	0	0.0

Asset quality data
Non-accrual loans	$125,630	$73,903	70.0
Restructured loans	8,282	3,189	159.7

Non-performing loans	133,912	77,092	73.7
Other real estate owned	19,741	14,338	37.7

Total non-performing loans and OREO	153,653	91,430	68.1
Non-performing investments (8)	5,758	0	0.0

Non-performing assets	$159,411	$91,430	74.4

Net loan charge-offs	$39,731	$11,448	247.1
Allowance for loan losses	105,892	74,755	41.7

Non-performing loans / total loans	2.29%	1.31%
Non-performing loans + OREO / total loans + OREO	2.62%	1.55%
Allowance for loan losses / total loans	1.81%	1.27%
Allowance for loan losses / non-performing loans	79.08%	96.97%
Net loan charge-offs (annualized) / average loans	0.91%	0.29%

Balances at period end
Total assets	$8,595,872	$8,457,351	1.6
Earning assets	7,357,135	7,222,178	1.9
Securities	1,497,378	1,335,780	12.1
Short-term investments	3,293	3,641	-9.5
Loans, net of unearned income	5,837,402	5,876,041	-0.7
Goodwill and intangibles	569,579	577,318	-1.3

Deposits and treasury management accounts (7)	6,737,098	6,525,953	3.2
Short-term borrowings	128,092	179,286	-28.6
Long-term debt	379,257	496,649	-23.6
Trust preferred securities	204,880	205,555	-0.3
Shareholders’ equity — common	1,052,589	971,074	8.4
Shareholders’ equity — preferred	0	0	0.0

Capital ratios
Equity/assets (period end)	12.25%	11.48%
Leverage ratio	8.73%	7.97%
Tangible equity/tangible assets (period end) (6)	6.02%	5.00%
Tangible common equity/tangible assets (period end) (6)	6.02%	5.00%
Tangible common equity, excluding AOCI/ tangible assets (period end) (5) (6)	6.39%	5.26%

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)

				3rd Qtr 2009 -	3rd Qtr 2009 -
	2009		2008	2nd Qtr 2009	3rd Qtr 2008
	Third	Second	Third	Percent	Percent
	Quarter	Quarter	Quarter	Variance	Variance
Average balances
Loans:
Commercial	$3,195,950	$3,193,128	$3,142,018	0.1	1.7
Direct installment	997,319	1,015,464	1,099,102	-1.8	-9.3
Residential mortgages	613,375	623,973	655,719	-1.7	-6.5
Indirect installment	544,002	537,886	493,648	1.1	10.2
Consumer LOC	383,207	364,069	314,992	5.3	21.7
Other	80,160	74,347	61,480	7.8	30.4

Total loans	$5,814,013	$5,808,867	$5,766,959	0.1	0.8

Deposits:
Non-interest bearing deposits	$951,112	$934,366	$907,146	1.8	4.8
Savings and NOW	3,101,168	3,049,155	2,826,205	1.7	9.7
Certificates of deposit and other time deposits	2,223,126	2,290,536	2,250,043	-2.9	-1.2

Total deposits	6,275,406	6,274,057	5,983,394	0.0	4.9
Treasury management accounts (7)	465,250	434,259	398,575	7.1	16.7

Total deposits and treasury management accounts (7)	$6,740,656	$6,708,316	$6,381,969	0.5	5.6

Balances at period end
Loans:
Commercial	$3,226,720	$3,182,045	$3,228,768	1.4	-0.1
Direct installment	993,863	1,005,736	1,095,115	-1.2	-9.2
Residential mortgages	594,586	590,111	647,259	0.8	-8.1
Indirect installment	544,579	541,168	514,007	0.6	5.9
Consumer LOC	395,366	373,161	325,284	6.0	21.5
Other	82,288	74,888	65,608	9.9	25.4

Total loans	$5,837,402	$5,767,109	$5,876,041	1.2	-0.7

Deposits:
Non-interest bearing deposits	$972,859	$948,925	$939,561	2.5	3.5
Savings and NOW	3,072,601	3,077,091	2,888,899	-0.1	6.4
Certificates of deposit and other time deposits	2,213,323	2,262,677	2,313,397	-2.2	-4.3

Total deposits	6,258,783	6,288,693	6,141,857	-0.5	1.9
Treasury management accounts (7)	478,315	436,936	384,096	9.5	24.5

Total deposits and treasury management accounts (7)	$6,737,098	$6,725,629	$6,525,953	0.2	3.2

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)

	For the Nine Months
	Ended September 30,		Percent
	2009	2008	Variance
Average balances
Loans:
Commercial	$3,188,766	$2,828,570	12.7
Direct installment	1,020,690	1,044,462	-2.3
Residential mortgages	627,642	592,771	5.9
Indirect installment	538,764	456,194	18.1
Consumer LOC	365,078	288,945	26.3
Other	74,959	47,449	58.0

Total loans	$5,815,899	$5,258,391	10.6

Deposits:
Non-interest bearing deposits	$928,238	$793,836	16.9
Savings and NOW	3,005,164	2,512,017	19.6
Certificates of deposit and other time deposits	2,276,079	2,072,524	9.8

Total deposits	6,209,481	5,378,377	15.5
Treasury management accounts (7)	451,208	353,377	27.7

Total deposits and treasury management accounts (7)	$6,660,689	$5,731,754	16.2

Balances at period end
Loans:
Commercial	$3,226,720	$3,228,768	-0.1
Direct installment	993,863	1,095,115	-9.2
Residential mortgages	594,586	647,259	-8.1
Indirect installment	544,579	514,007	5.9
Consumer LOC	395,366	325,284	21.5
Other	82,288	65,608	25.4

Total loans	$5,837,402	$5,876,041	-0.7

Deposits:
Non-interest bearing deposits	$972,859	$939,561	3.5
Savings and NOW	3,072,601	2,888,899	6.4
Certificates of deposit and other time deposits	2,213,323	2,313,397	-4.3

Total deposits	6,258,783	6,141,857	1.9
Treasury management accounts (7)	478,315	384,096	24.5

Total deposits and treasury management accounts (7)	$6,737,098	$6,525,953	3.2

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)

	Third Quarter 2009
	Bank - PA	Bank - FL	Regency	Total
Asset quality data, by geographic region
Non-accrual loans	$55,454	$68,073	$2,103	$125,630
Restructured loans	3,650	0	4,632	8,282

Non-performing loans	59,104	68,073	6,735	133,912
Other real estate owned	10,380	8,067	1,294	19,741

Total non-performing loans and OREO	69,484	76,140	8,029	153,653
Non-performing investments (8)	5,758	0	0	5,758

Non-performing assets	$75,242	$76,140	$8,029	$159,411

Net loan charge-offs	$4,469	$4,059	$1,450	$9,978
Provision for loan losses	7,555	7,379	1,521	16,455
Allowance for loan losses	72,764	26,627	6,501	105,892
Loans, net of unearned income	5,407,215	271,634	158,553	5,837,402

Non-performing loans / total loans	1.09%	25.06%	4.25%	2.29%
Non-performing loans + OREO / total loans + OREO	1.28%	27.22%	5.02%	2.62%
Allowance for loan losses / total loans	1.35%	9.80%	4.10%	1.81%
Allowance for loan losses / non-performing loans	123.11%	39.12%	96.53%	79.08%
Net loan charge-offs (annualized) / average loans	0.33%	5.90%	3.64%	0.68%

Loans 30 - 89 days past due	$43,140	$2,700	$2,853	$48,693
Loans 90+ days past due	10,827	0	2,298	13,125
Non-accrual loans	55,454	68,073	2,103	125,630

Total past due and non-accrual loans	$109,421	$70,773	$7,254	$187,448

Total past due and non-accrual loans/total loans	2.02%	26.05%	4.58%	3.21%

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)

	Second Quarter 2009
	Bank - PA	Bank - FL	Regency	Total
Asset quality data, by geographic region
Non-accrual loans	$49,629	$65,597	$1,787	$117,013
Restructured loans	1,484	0	4,259	5,743

Non-performing loans	51,113	65,597	6,046	122,756
Other real estate owned	9,106	7,967	1,073	18,145

Total non-performing loans and OREO	60,219	73,564	7,119	140,901
Non-performing investments (8)	7,630	0	0	7,630

Non-performing assets	$67,849	$73,564	$7,119	$148,531

Net loan charge-offs	$4,880	$11,206	$1,535	$17,621
Provision for loan losses	4,970	7,238	1,701	13,909
Allowance for loan losses	69,678	23,307	6,430	99,415
Loans, net of unearned income	5,335,823	274,453	156,833	5,767,109

Non-performing loans / total loans	0.96%	23.90%	3.86%	2.13%
Non-performing loans + OREO / total loans + OREO	1.13%	26.05%	4.51%	2.44%
Allowance for loan losses / total loans	1.31%	8.49%	4.10%	1.72%
Allowance for loan losses / non-performing loans	136.32%	35.53%	106.35%	80.99%
Net loan charge-offs (annualized) / average loans	0.36%	15.60%	3.99%	1.22%

Loans 30 - 89 days past due	$45,822	$0	$2,910	$48,732
Loans 90+ days past due	9,775	0	2,257	12,032
Non-accrual loans	49,629	65,597	1,787	117,013

Total past due and non-accrual loans	$105,226	$65,597	$6,954	$177,777

Total past due and non-accrual loans/total loans	1.97%	23.90%	4.43%	3.08%

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)
NON-GAAP FINANCIAL MEASURES
The following non-GAAP financial measures used by the Corporation provide information useful to investors in understanding the Corporation’s operating performance and trends, and facilitate comparisons with the performance of the Corporation’s peers. The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. The following tables summarize the non-GAAP financial measures derived from amounts reported in the Corporation’s financial statements.

	2009		2008
	Third	Second	Third
	Quarter	Quarter	Quarter
Return on average tangible equity (2):
Net income (annualized)	$40,887	$42,508	$93,507
Amortization of intangibles, net of tax (annualized)	4,467	4,727	5,591

	45,354	47,235	99,098

Average total shareholders’ equity	1,128,898	1,049,464	936,452
Less: Average intangibles	(570,705)	(572,701)	(550,673)

	558,192	476,764	385,779

Return on average tangible equity (2)	8.13%	9.91%	25.69%

Return on average tangible common equity (2):
Net income available to common shareholders (annualized)	$19,081	$36,616	$93,507
Amortization of intangibles, net of tax (annualized)	4,467	4,727	5,591

	23,548	41,343	99,098

Average total shareholders’ equity	1,128,898	1,049,464	936,452
Less: Average preferred shareholders’ equity	(72,727)	(95,389)	0
Less: Average intangibles	(570,705)	(572,701)	(550,673)

	485,466	381,375	385,779

Return on average tangible common equity (2)	4.85%	10.84%	25.69%

Return on average tangible assets (3):
Net income (annualized)	$40,887	$42,508	$93,507
Amortization of intangibles, net of tax (annualized)	4,467	4,727	5,591

	45,354	47,235	99,098

Average total assets	8,701,853	8,604,059	8,265,506
Less: Average intangibles	(570,705)	(572,701)	(550,673)

	8,131,147	8,031,358	7,714,833

Return on average tangible assets (3)	0.56%	0.59%	1.28%

Tangible common book value per share:
Total shareholders’ equity	$1,052,589	$1,151,147	$971,074
Less: preferred shareholders’ equity	0	(95,462)	0
Less: intangibles	(569,579)	(571,666)	(577,318)

	483,010	484,019	393,755

Ending shares outstanding	113,990,095	113,965,669	89,634,163

Tangible common book value per share	$4.24	$4.25	$4.39

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)

	For the Nine Months
	Ended September 30,
	2009	2008
Return on average tangible equity (2):
Net income (annualized)	$48,874	$72,800
Amortization of intangibles, net of tax (annualized)	4,658	3,867

	53,532	76,667

Average total shareholders’ equity	1,066,683	805,540
Less: Average intangibles	(572,444)	(438,832)

	494,239	366,708

Return on average tangible equity (2)	10.83%	20.91%

Return on average tangible common equity (2):
Net income available to common shareholders (annualized)	$37,764	$72,800
Amortization of intangibles, net of tax (annualized)	4,658	3,867

	42,423	76,667

Average total shareholders’ equity	1,066,683	805,540
Less: Average preferred shareholders’ equity	(85,035)	0
Less: Average intangibles	(572,444)	(438,832)

	409,203	366,708

Return on average tangible common equity (2)	10.37%	20.91%

Return on average tangible assets (3):
Net income (annualized)	$48,874	$72,800
Amortization of intangibles, net of tax (annualized)	4,658	3,867

	53,532	76,667

Average total assets	8,580,797	7,455,911
Less: Average intangibles	(572,444)	(438,832)

	8,008,353	7,017,079

Return on average tangible assets (3)	0.67%	1.09%

Tangible common book value per share:
Total shareholders’ equity	$1,052,589	$971,074
Less: preferred shareholders’ equity	0	0
Less: intangibles	(569,579)	(577,318)

	483,010	393,755

Ending shares outstanding	113,990,095	89,634,163

Tangible common book value per share	$4.24	$4.39

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)

	2009		2008
	Third	Second	Third
	Quarter	Quarter	Quarter
Tangible common book value per share excluding AOCI (5):
Total shareholders’ equity	$1,052,589	$1,151,147	$971,074
Less: preferred shareholders’ equity	0	(95,462)	0
Less: intangibles	(569,579)	(571,666)	(577,318)
Less: AOCI	29,529	34,748	20,934

	512,539	518,767	414,689

Ending shares outstanding	113,990,095	113,965,669	89,634,163

Tangible common book value per share excluding AOCI (5)	$4.50	$4.55	$4.63

Tangible equity/tangible assets (period end):
Total shareholders’ equity	$1,052,589	$1,151,147	$971,074
Less: intangibles	(569,579)	(571,666)	(577,318)

	483,010	579,481	393,755

Total assets	8,595,872	8,710,320	8,457,351
Less: intangibles	(569,579)	(571,666)	(577,318)

	8,026,293	8,138,654	7,880,033

Tangible equity/tangible assets (period end)	6.02%	7.12%	5.00%

Tangible common equity/tangible assets (period end):
Total shareholders’ equity	$1,052,589	$1,151,147	$971,074
Less: preferred shareholders’ equity	0	(95,462)	0
Less: intangibles	(569,579)	(571,666)	(577,318)

	483,010	484,019	393,755

Total assets	8,595,872	8,710,320	8,457,351
Less: intangibles	(569,579)	(571,666)	(577,318)

	8,026,293	8,138,654	7,880,033

Tangible common equity/tangible assets (period end)	6.02%	5.95%	5.00%

Tangible common equity, excluding AOCI/ tangible assets (period end) (5):
Total shareholders’ equity	$1,052,589	$1,151,147	$971,074
Less: preferred shareholders’ equity	0	(95,462)	0
Less: intangibles	(569,579)	(571,666)	(577,318)
Less: AOCI	29,529	34,748	20,934

	512,539	518,767	414,689

Total assets	8,595,872	8,710,320	8,457,351
Less: intangibles	(569,579)	(571,666)	(577,318)

	8,026,293	8,138,654	7,880,033

Tangible common equity, excluding AOCI/ tangible assets (period end) (5)	6.39%	6.37%	5.26%

F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)

	For the Nine Months
	Ended September 30,
	2009	2008
Tangible common book value per share excluding AOCI (5):
Total shareholders’ equity	$1,052,589	$971,074
Less: preferred shareholders’ equity	0	0
Less: intangibles	(569,579)	(577,318)
Less: AOCI	29,529	20,934

	512,539	414,689

Ending shares outstanding	113,990,095	89,634,163

Tangible common book value per share excluding AOCI (5)	$4.50	$4.63

Tangible equity/tangible assets (period end):
Total shareholders’ equity	$1,052,589	$971,074
Less: intangibles	(569,579)	(577,318)

	483,010	393,755

Total assets	8,595,872	8,457,351
Less: intangibles	(569,579)	(577,318)

	8,026,293	7,880,033

Tangible equity/tangible assets (period end)	6.02%	5.00%

Tangible common equity/tangible assets (period end):
Total shareholders’ equity	$1,052,589	$971,074
Less: preferred shareholders’ equity	0	0
Less: intangibles	(569,579)	(577,318)

	483,010	393,755

Total assets	8,595,872	8,457,351
Less: intangibles	(569,579)	(577,318)

	8,026,293	7,880,033

Tangible common equity/tangible assets (period end)	6.02%	5.00%

Tangible common equity, excluding AOCI/ tangible assets (period end) (5):
Total shareholders’ equity	$1,052,589	$971,074
Less: preferred shareholders’ equity	0	0
Less: intangibles	(569,579)	(577,318)
Less: AOCI	29,529	20,934

	512,539	414,689

Total assets	8,595,872	8,457,351
Less: intangibles	(569,579)	(577,318)

	8,026,293	7,880,033

Tangible common equity, excluding AOCI/ tangible assets (period end) (5)	6.39%	5.26%

(1)	Net interest income is also presented on a fully taxable equivalent (FTE) basis, as the Corporation believes this non-GAAP measure is the preferred industry measurement for this item.

(2)	Return on average tangible equity (common equity) is calculated by dividing net income less amortization of intangibles by average equity (common equity) less average intangibles.

(3)	Return on average tangible assets is calculated by dividing net income less amortization of intangibles by average assets less average intangibles.

(4)	The efficiency ratio is calculated by dividing non-interest expense less amortization of intangibles by the sum of net interest income on a fully taxable equivalent basis plus non-interest income.

(5)	Accumulated other comprehensive income (AOCI) is comprised of unrealized losses on securities, non-credit impairment losses on other- than-temporarily impaired securities and unrecognized pension and postretirement obligations.

(6)	See non-GAAP financial measures for additional information relating to the calculation of this item.

(7)	Treasury management accounts are included in short-term borrowings on the balance sheet.

(8)	The non-performing investments at both June 30, 2009 and March 31, 2009 include $0.1 million at a non-banking affiliate of the Corporation.

(9)	Certain prior period amounts have been reclassified to conform to the current period presentation.